Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,945,930)
Realized Trading Gain (Loss) on Foreign Currency Transactions	9
Unrealized Gain (Loss) on Market Value of Futures	(3,156,834)
Unrealized Gain (Loss) on Foreign Currency Translations	(2)
Interest Income	31,224
ETF Transaction Fees	350
Total Income (Loss)	$(7,071,183)

Expenses
Management Fees	$570,043
Brokerage Commissions	72,404
Professional Fees	42,156
Non-interested Directors' Fees and Expenses	9,370
Prepaid Insurance Expense	4,144
Total Expenses	$698,117
Net Income (Loss)	$(7,769,300)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/14	$852,788,338
Additions (50,000 Shares)	2,849,487
Net Income (Loss)	(7,769,300)

Net Asset Value End of Month	$847,868,525
Net Asset Value Per Share (14,750,000 Shares)	$57.48

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(40,250)
Unrealized Gain (Loss) on Market Value of Futures	(79,500)
Interest Income	146
ETF Transaction Fees	350
Total Income (Loss)	$(119,254)

Expenses
Professional Fees	$5,208
Management Fees	2,127
Brokerage Commissions	118
Non-interested Directors' Fees and Expenses	43
Prepaid Insurance Expense	19
Total Expenses	7,515
Expense Waiver	(5,442)
Net Expenses	$2,073
Net Income (Loss)	$(121,327)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/14	$4,381,482
Withdrawals (50,000 Shares)	(1,056,210)
Net Income (Loss)	(121,327)

Net Asset Value End of Month	$3,203,945
Net Asset Value Per Share (150,000 Shares)	$21.36

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended August 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(12,713)
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	(19,933)
Interest Income	96
Total Income (Loss)	$(32,549)

Expenses
Professional Fees	1,860
Management Fees	$1,309
Brokerage Commissions	108
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	20
Total Expenses	3,323
Expense Waiver	(2,039)
Net Expenses	$1,284
Net Income (Loss)	$(33,833)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/14	$2,414,555
Net Income (Loss)	(33,833)

Net Asset Value End of Month	$2,380,722
Net Asset Value Per Share (100,000 Shares)	$23.81

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended August 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(14,510)
Unrealized Gain (Loss) on Market Value of Futures	8,879
Interest Income	88
Total Income (Loss)	$(5,543)

Expenses
Professional Fees	$1,860
Management Fees	1,285
Brokerage Commissions	28
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	20
Total Expenses	3,219
Expense Waiver	(1,793)
Net Expenses	$1,426
Net Income (Loss)	$(6,969)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/14	$2,340,517
Net Income (Loss)	(6,969)

Net Asset Value End of Month	$2,333,548
Net Asset Value Per Share (100,000 Shares)	$23.34

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,013,403)
Realized Trading Gain (Loss) on Foreign Currency Transactions	10
Unrealized Gain (Loss) on Market Value of Futures	(3,247,388)
Unrealized Gain (Loss) on Foreign Currency Translations	(2)
Interest Income	31,554
ETF Transaction Fees	700
Total Income (Loss)	$(7,228,529)

Expenses
Management Fees	$574,764
Brokerage Commissions	72,658
Professional Fees	51,084
Non-interested Directors' Fees and Expenses	9,465
Prepaid Insurance Expense	4,203
Total Expenses	712,174
Expense Waiver	(9,274)
Net Expenses	$702,900
Net Income (Loss)	$(7,931,429)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/14	$861,924,892
Additions (50,000 Shares)	2,849,487
Withdrawals (50,000 Shares)	(1,056,210)
Net Income (Loss)	(7,931,429)

Net Asset Value End of Month	$855,786,740

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612